SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 31, 1997
                Date of Report (Date of earliest event reported)


                             MEDNET, MPC CORPORATION
             (Exact name of Registrant as specified in its charter)



                   NEVADA                                 0-17120                    88-0215949
        (State or other jurisdiction             (Commission File Number)           (IRS Employer
             of incorporation)                                                  Identification Number)


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                                871-C GRIER DRIVE
                             LAS VEGAS, NEVADA 89119
                    (Address of principal executive offices)



                                  702-361-3119
              (Registrant's telephone number, including area code)




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Item 3.  Bankruptcy or Receivership.


On July 31, 1997 Registrant filed a voluntary petition for relief under Chapter
11, Title 11, United States Code, 11 U.S.C. Sections 101-1330, in the United
States Bankruptcy Court for the District of Nevada, Case No. 97 LBR 25800. The existing directors and officers have remained in possession of Registrant.


Item 7.  Exhibits.


None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MEDNET, MPC CORPORATION

Date: August 15, 1997                By: /s/ Robert A. Bagdasarian
                                     -----------------------------

                                    Name: Robert A. Bagdasarian
                                    Title: Chief Executive Officer



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